Exhibit 10.6







                                LEASE AGREEMENT

                                BY AND BETWEEN

                      MAR MAR REALTY LIMITED PARTNERSHIP,
                        A DELAWARE LIMITED PARTNERSHIP

                                      AND

              ----------------------------------------------------
                                    DATED

              ----------------------------------------------------


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                              TABLE OF CONTENTS

                                                                          Page
                                                                          ----

      1.    Premises.........................................................1
      2.    Condition of Premises............................................1
      3.    Term.............................................................1
            (a)   Initial Term...............................................1
            (b)   Renewal Term...............................................2
      4.    Rent.............................................................2
            (a)   Base Rent..................................................2
            (b)   Adjustment of Base Rent....................................2
            (c)   Payment of Base Rent.......................................3
            (d)   Draft Withdrawal of Rent...................................3
            (e)   Late Charge, Interest......................................3
            (f)   Payment Without Abatement..................................4
      5.    Holding Over.....................................................4
      6.    Use of Leased Premises; Compliance with Laws.....................4
            (a)   Permitted Use..............................................4
            (b)   Continuous Operations......................................4
            (c)   Laws.......................................................4
      7.    Tenant's Covenant to Repair......................................4
      8.    Landlord's Obligation............................................5
      9.    Surrender........................................................5
      10.   Alterations......................................................5
            (a)   Prohibition................................................5
            (b)   Permitted Renovations......................................5
            (c)   Conditions.................................................5
            (d)   Additions, Expansions and Structural Alterations...........7
      11.   Utilities and Other Services.....................................7
      12.   Performance by Landlord of Tenant's Obligations..................7
            (a)   Landlord's Self Help.......................................7
            (b)   Landlord's Inspections.....................................7
      13.   Entry............................................................8
      14.   Assignment and Subletting........................................8
            (a)   Transfers Prohibited Without Consent.......................8
            (b)   Change of Control Prohibited Without Consent...............8
            (c)   Adequate Assurances........................................9
            (d)   Subleases, Concessions and Licenses........................9
            (e)   Effect of Consent..........................................9
      15.   Taxes and Assessments............................................9
      16.   Casualty........................................................10
            (a)   Restoration and Repair....................................10
            (b)   Escrow of Insurance Proceeds..............................10
            (c)   Uninsured Losses..........................................10
      17.   Insurance.......................................................11
      18.   Environmental Matters...........................................13


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            (a)   Tenant's Covenant.........................................13
            (b)   Clean Up..................................................13
            (c)   Indemnification...........................................13
      19.   Costs and Attorneys' Fees.......................................13
      20.   Default; Remedies...............................................14
            (a)   Default...................................................14
            (b)   Remedies..................................................15
            (c)   Tenant's Affiliates.......................................17
      21.   Eminent Domain..................................................17
            (a)   Complete Taking...........................................17
            (b)   Partial Taking............................................18
            (c)   Award.....................................................18
            (d)   Disputes..................................................18
      22.   Liability of Landlord...........................................18
      23.   Indemnification of Landlord.....................................19
      24.   Notice of Claim or Suit.........................................19
      25.   Liens, Generally................................................20
      26.   Mechanics Liens.................................................20
      27.   Contest of Liens................................................20
      28.   Notices of Commencement of Construction.........................21
      29.   Limitation on Liability of Landlord.............................21
      30.   Franchise and License Agreements................................21
      31.   "Net" Lease.....................................................21
      32.   Representations, Warranties and Special Covenants...............21
      33.   Notices.........................................................21
      34.   No Waiver.......................................................22
      35.   Quiet Enjoyment.................................................22
      36.   Subordination...................................................22
      37.   Attornment......................................................23
      38.   Rights of Mortgagees and Assignees..............................23
      39.   Brokers.........................................................24
      40.   Invalidity......................................................24
      41.   Counterparts....................................................24
      42.   Memorandum of Lease.............................................24
      43.   Cumulative......................................................24
      44.   Governing Law...................................................24
      45.   Successors and Assigns, Relationship............................24
      46.   Entire Agreement................................................24
      47.   Survival........................................................25
      48.   Estoppel Certificates...........................................25
      49.   Time............................................................25
      50.   Captions and Headings...........................................25
      51.   Waiver of Jury Trial............................................25
      52.   Signage.........................................................25
      53.   Guaranty........................................................25
      54.   Right of First Refusal..........................................25


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                            INDEX OF DEFINED TERMS
                                                                       Section
                                                                       -------

Affiliate .....................................................Exhibit E(l)(c)
Annual Financial Statements ..................................Exhibit E(10)(b)
Arbitrator(s) ....................................................Exhibit F(g)
Bank .....................................................................4(c)
Base Month ............................................................4(b)(i)
Base Rent ................................................................4(a)
Beneficiary .........................................................Exhibit D
Business ......................................................Exhibit E(l)(a)
Cash Flow Coverage Ratio ........................................Exhibit E(11)
CERCLA ..................................................................18(a)
Certificate .........................................................Exhibit D
Change of Control .......................................................14(b)
Code ........................................................Exhibit E (15)(a)
Commencement Date ........................................................3(a)
Company......................................................Exhibit E(1 5)(c)
ERISA Affiliate ...............................................Exhibit E(8)(e)
ERISA .........................................................Exhibit E(8)(e)
Events of Default .......................................................20(a)
Fair Market Monthly Rental ..........................................Exhibit F
Fair Market Rental ..................................................4(b)(iii)
Five-Year Adjustment Date ...........................................4(b)(iii)
Franchise .........................................................20(a)(viii)
GAAP .........................................................Exhibit E(10)(b)
Guarantor ..................................................................53
Guaranty ....................................................................3
Hazardous Materials ....................................................1 8(a)
Improvements ................................................................1
Initial Term .............................................................3(a)
Inspection Report ......................................................1 2(b)
Intellectual Property ............................................Exhibit D(4)
Land ........................................................................1
Landlord ................................................Exhibit D Recitals(A)
Lease ...................................................Exhibit D Recitals(A)
Lease ...............................................................Term 3(b)
Leased Premises .........................................Exhibit D Recitals(A)
Liabilities ............................................................1 8(c)
Material Adverse Change .......................................Exhibit E(l)(c)
Material Agreements ..............................................Exhibit E(2)
Memorandum ..........................................................Exhibit B
Mortgagee ..................................................................38
Net Worth .......................................................Exhibit E(14)
Notice of Commencement .....................................................28
Offer ...................................................................54(a)
Option Property .........................................................54(a)
Permitted Use ............................................................6(a)

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Person ........................................................Exhibit E(l)(c)
Personalty ..................................................................1
Premises ....................................................................1
Price Index ...........................................................4(b)(i)
Price Index ..............................................................6(c)
Price Index for Base Month.............................................4(b)(i)
RCRA ...................................................................1 8(a)
REIT ........................................................Exhibit E(1 S)(c)
Renewal Term(s) ..........................................................3(b)
Rent .....................................................................4(c)
Rent Collection Amount ...................................................4(c)
Tenant Benefit ................................................Exhibit E(8)(e)
Tenant ..............................................................Exhibit D
Term .....................................................................3(b)
Title IV Plan .................................................Exhibit E(8)(e)
Yearly Adjustment Date ...............................................4(b)(ii)

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                                LEASE AGREEMENT

      THIS LEASE AGREEMENT ("LEASE") is made this _______ day of ___________,199_, by and between MAR MAR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD") and
________________________________________________ a ("TENANT").

      In consideration of the mutual promises and agreements herein contained, the parties agree as follows:

      1. Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject to the conditions hereinafter expressed: (a) the real property located in County, more particularly described on EXHIBIT A hereto (the "LAND"), upon which exists certain improvements in the nature of an automobile dealership, together with related paved parking and appurtenant improvements and any replacements thereof (together the "Improvements"); and (b) certain furniture, fixtures, equipment, furnishings and other personal property and any replacements thereof used or utilized in connection with the ownership and operation of the Improvements as more particularly described on EXHIBIT C hereto (collectively the "PERSONALLY"). As used herein, the Land, Improvements and Personalty are collectively referred to as the "PREMISES".

      2. Condition of Premises. Tenant acknowledges and agrees that the Premises are and shall be leased by Landlord to Tenant in its present "AS-IS" condition, subject to all liens, encumbrances and restrictions affecting the Premises. LANDLORD MAKES ABSOLUTELY NO REPRESENTATIONS OR WARRANTIES WHATSOEVER WITH RESPECT TO THE PREMISES OR THE CONDITION THEREOF EITHER TO ITS FITNESS FOR USE, CONDITION, PURPOSE OR OTHERWISE AS TO THE QUALITY OR MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. Tenant acknowledges that Landlord has not investigated and does not warrant or represent to Tenant that the Premises are fit for the purposes intended by Tenant or for any other purposes whatsoever. Tenant acknowledges and agrees that the Premises are to be leased to Tenant in their existing condition, i.e., "AS-IS", as of the Commencement Date and at all times thereafter. Tenant acknowledges that Tenant shall be solely responsible for any and all actions, repairs, permits, approvals and costs required for the rehabilitation, renovation, use, occupancy and operation of the Premises in accordance with applicable governmental requirements, including, without limitation, all governmental charges and fees, if any, which may be due or payable to applicable authorities. By leasing the Premises, Tenant warrants and represents to Landlord that Tenant has examined and approved all things concerning the Premises which Tenant deems material to Tenant's leasing and use of the Premises. Tenant further acknowledges and agrees that: (a) neither Landlord nor any agent of Landlord has made any representation or warranty, express or implied, concerning the Premises or which have induced Tenant to execute this Lease except as contained in this Lease; and (b) any other representations and warranties are expressly disclaimed by Landlord.

      3.    Term.

            (a) Initial Term. This Lease shall be for a ____ (_____) year period beginning

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      1

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__________, 199_, (the "COMMENCEMENT DATE"), and ending at midnight
_________________, unless modified or earlier terminated pursuant to the terms hereof (the "INITIAL TERM"). Landlord may terminate this Lease by written notice to Tenant given on or before if the closing of Landlord's purchase of the Premises does not occur by such date.

            (b) Renewal Term. Provided Tenant is not in default hereunder, at the expiration of the Initial Term, Tenant shall have the option to renew this Lease for two (2) additional five (5) year periods (the "RENEWAL TERM(S)"). Each Renewal Term shall automatically commence as of the end of the Initial Term or the initial Renewal Term, as applicable, unless Tenant gives Landlord written notice of termination not less than one hundred eighty (180) days prior to the expiration of the Initial Term or the expiration of the initial Renewal Term, as applicable. As used herein, the Term, the Initial Term and the Renewal Term(s), if exercised, shall be referred to hereinafter collectively as the "TERM" OR "LEASE TERM".

      4.    Rent.

            (a) Base Rent. "BASE RENT" for the first year of the Initial Term shall be ____________________________________ AND NO/100 DOLLARS ($__________)
per year.

            (b)   Adjustment of Base Rent.

                  i. Definitions: For the purpose of calculating the cost of living adjustments, the following definitions shall apply: (A) the term "BASE MONTH" shall mean the calendar month which is one year prior to the applicable Yearly Adjustment Date; (B) the term "PRICE INDEX" shall mean the "Consumer Price Index-United States City Average All Urban Consumers" published by the Bureau of Labor Statistics of the United States Department of Labor (1982-84 = 100), or any renamed local index covering the metropolitan area in which the Premises are located or any other successor or substitute index appropriately adjusted; and (C) the term "PRICE INDEX FOR THE BASE MONTH" shall mean the Price Index for the Base Month.

                  ii. Effective as of: (A) the first (1st) anniversary of the Commencement Date; and (B) each anniversary date thereafter throughout the Term (except for the Five-Year Adjustment Dates, each, a "YEARLY ADJUSTMENT DATE"), there shall be made a cost of living adjustment of the annual Base Rent payable hereunder. Each yearly adjustment shall be calculated by multiplying the Base Rent for the prior lease year by the percentage difference between the Price Index for the month preceding the applicable Yearly Adjustment Date and the Price Index for the Base Month; provided that in no event shall the cost of living adjustment on any Yearly Adjustment Date be a downward adjustment or be less than one percent (1%) or greater than three percent (3%). If the Price Index for the month preceding the applicable Yearly Adjustment Date is not available as of any Yearly Adjustment Date, then the cost of living adjustment shall be calculated using the most current available Price Index. In no event shall any adjustment made pursuant to this PARAGRAPH 4, or any decrease in the Price Index, ever result in a decrease in the annual Base Rent payable hereunder to below the then current Base Rent.


________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      2

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                  iii. Effective as of: (A) the fifth (5th) anniversary of the
      Commencement Date; and (B) each five-year anniversary date thereafter throughout the Term (each, a "FIVE-YEAR ADJUSTMENT DATE"), there shall be made a market-based adjustment to the annual Base Rent payable hereunder. Each such adjustment shall be equal to the greater of: (i) the annual Base Rate which would be payable hereunder calculated as if the Five-Year Adjustment Date were a Yearly Adjustment Date; or (ii) the "FAIR MARKET RENTAL" determined as set forth on EXHIBIT F attached hereto and incorporated by this reference.

            (c) Payment of Base Rent. Tenant shall pay Base Rent monthly, in advance, on the first (1st) day of each calendar month during the Lease Term without notice, demand or setoff. The Base Rent for any partial month shall be paid in advance and prorated daily from such date to the first (1st) day of the next calendar month. The first (1st) payment of Base Rent shall be due and payable on or before the execution of this Lease. All Rent shall be made by direct deposit by Tenant of immediately available funds into a checking account established with a bank, savings bank or other depository institution designated by Landlord ("Bank") and controlled exclusively by Landlord entitled "Rent Collection Account" (or such other name as may be designated by Landlord) ("RENT COLLECTION ACCOUNT"). Landlord (or, at Landlord's option, Landlord's agent, if any), or such officers or other agents as may be designated by Landlord, shall be the sole signatory on the Rent Collection Account. All interest accrued in the Rent Collection Account shall belong to Landlord and shall not be credited to Tenant. No funds in the Rent Collection Account shall be subject to withdrawal by or for the benefit of Tenant. "RENT" shall mean and include all Base Rent, additional rent and other sums due hereunder.

            (d) Draft Withdrawal of Rent. Instead of requiring Tenant to pay Rent in the manner set forth in PARAGRAPH 4(C) above, Landlord may, at its sole option, require Tenant, within thirty (30) days after notice to Tenant, to execute and deliver to Landlord any documents or authorizations required by Landlord to give effect to an automated debiting system, whereby any or all payments by Tenant (as designated from time to time by Landlord) of whatsoever nature required or contemplated by this Lease shall be debited monthly or from time to time, as otherwise provided for herein for payment and such amounts, from Tenant's account in the Bank or another financial institution designated by Landlord and credited to Landlord's bank account as Landlord shall designate from time to time. Tenant shall maintain sufficient funds in Tenant's account to cover all such payments. Tenant shall promptly pay all service fees and other charges connected therewith, including, without limitation, any charges resulting from insufficient funds in Tenant's bank account or any charges imposed on Landlord. Tenant shall remain responsible to Landlord for all payments of Rent, even if Tenant's bank account is insufficiently debited in any given month. Such insufficient amounts shall be immediately due and payable to Landlord upon written demand.

            (e) Late Charge, Interest. If Tenant fails to make any payment of Rent or any other sums or amounts to be paid by Tenant hereunder on or before the date such payment is due and payable, Tenant shall pay to Landlord an administrative late charge of five percent (5%) of the amount of such payment. In addition, such past due payment shall bear interest at the lesser of eighteen percent ( 18%) or the maximum interest rate then allowable under the laws of the State in which the Premises is located from the date such payment became due to the date of payment thereof by Tenant. Such late charge and interest shall constitute additional rent and shall be due and payable with the next installment of Rent due hereunder.

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      3

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            (f) Payment Without Abatement. No abatement, diminution or reduction of Rent shall be allowed to Tenant or any person claiming under Tenant, under any circumstances or for any reason whatsoever.

      5. Holding Over. If Tenant or any other person or party shall remain in possession of the Premises or any part thereof following the expiration of the Term or earlier termination of this Lease without an agreement in writing between Landlord and Tenant with respect thereto, the person or party remaining in possession shall be deemed to be a tenant at sufferance, and during any such holdover, the Rent payable under this Lease by such tenant at sufferance shall be double the rate or rates in effect immediately prior to the expiration of the Term or earlier termination of this Lease. In no event, however, shall such holding over be deemed or construed to be or constitute a renewal or extension of this Lease.

      6. Use of Leased Premises; Compliance with Laws.

            (a) Permitted Use. Tenant shall use the Premises for an automobile dealership ("PERMITTED USE") and for no other purpose. Tenant's use of the Premises shall, subject to the right of diligent contest, comply with all laws, ordinances, orders, regulations or zoning classifications of any lawful governmental authority, agency or other public or private regulatory authority (including insurance underwriters or rating bureaus) having jurisdiction over the Premises. Tenant, shall make or cause to be made all alterations, additions and improvements requiring expenditures as are required to be made under any applicable laws, ordinances, rules or regulations, now or hereinafter adopted or enacted provided all such alterations, additions and improvements are made in accordance with PARAGRAPH 10 hereof. Tenant shall not perform any act or follow any practice relating to the Premises which shall constitute a nuisance and shall operate the Business on the Premises in an efficient and professional manner. Subject to the terms and provisions of this Lease, Tenant shall have the right to control the automobile dealership business being conducted at the Premises.

            (b) Continuous Operations. During the Term, Tenant shall keep the Premises and the Business open to the public and continuously operating for the Permitted Use during normal business hours standard for the industry of which the Business is a part.

            (c) Laws. Notwithstanding the generality of the foregoing, Tenant shall, at its sole expense, maintain the Premises in full compliance with all applicable federal, state or municipal laws, ordinances, rules and regulations currently in existence or hereafter enacted or rendered governing accessibility for the disabled or handicapped, including, but not limited to, any applicable provisions of The Architectural Barriers Act of 1968, The Rehabilitation Act of 1973, The Fair Housing Act of 1988, The Americans With Disabilities Act, the accessibility code(s), if any, of the State in which the Premises are located, and all regulations and guidelines promulgated under any or all of the foregoing, as the same may be amended from time to time (collectively the "ACCESSIBILITY LAWS").

      7. Tenant's Covenant to Repair. Tenant shall, at all times during the Term and at its sole cost and expense, put, keep, replace and maintain the Premises (including, without limitation, the

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      4

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Improvements and the Personalty) in good repair and in good, safe and substantial order and condition, shall make all repairs and replacements thereto, both inside and outside, structural and non-structural, ordinary and extraordinary, howsoever the necessity or desirability for repairs and replacements may occur, and whether or not necessitated by wear, tear, obsolescence or defects, latent or otherwise, and shall use all reasonable precautions to prevent waste, damage or injury. Tenant shall also at its own cost and expense install, maintain and replace all landscaping, signs, sidewalks, roadways, driveways and parking areas within the Premises in good repair and in good, safe and substantial order and condition and free from dirt, standing water, rubbish and other obstructions or obstacles.

      8. Landlord's Obligation. Landlord shall not be required to make any alterations, reconstructions, replacements, changes, additions, improvements or repairs of any kind or nature whatsoever to the Premises or any portion thereof (including, without limitation, any portion of the Improvements or any Personalty) at any time during the Term.

      9. Surrender. Tenant shall on the last day of the Lease Term, or upon the sooner termination of this Lease, peaceably and quietly surrender the Premises to Landlord, in as good condition as they were when received, ordinary wear and tear excepted, and free of all liens and encumbrances.

      10.   Alterations.

            (a) Prohibition. Except as hereinafter expressly provided in this PARAGRAPH 10, no portion of the Premises shall be demolished, removed or altered by Tenant in any manner whatsoever without the prior written consent and approval of Landlord, which may be withheld by Landlord in its sole and absolute discretion. Notwithstanding the foregoing, however, Tenant shall be entitled and obligated to undertake all alterations to the Premises required by any applicable law or ordinance including, without limitation, any alterations required by any Accessibility Laws, and, in such event, Tenant shall comply with the provisions of PARAGRAPH 10(C) below. The foregoing notwithstanding, if the existing Premises is "grandfathered" such that alterations which would normally be required to comply with law are not required with respect to the Premises, Landlord may, from time to time, at its option require Tenant to make the alteration(s) in order to comply with the current law. However, Tenant shall not be entitled to alter the otherwise "grandfathered" structure without Landlord's prior written consent.

            (b) Permitted Renovations. Landlord acknowledges that various minor, non-structural alterations may be undertaken by Tenant from time to time with the approval of Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall be entitled to perform all such work on or about the Improvements; provided, however, that the conditions in PARAGRAPH 10(C) below shall be met.

            (c) Conditions. The following conditions shall be met by Tenant for any alterations to the Premises permitted under PARAGRAPHS 10(A) and 10(B):

                  i. Before the commencement of any such work, plans and specifications therefor or a detailed itemization including costs thereof shall be furnished to Landlord for

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      5

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      its review and approval. Landlord's approval of Tenant's plans shall create no responsibility or liability on the part of Landlord for their completeness, design, sufficiency or compliance with all laws, rates, regulations of governmental agencies or authorities.

                  ii. If the cost of such work will exceed _________________ AND NO/100 DOLLARS ($__________), then Tenant shall deposit in Landlord's name, in an escrow account at the Bank or other financial institution designated by Landlord, the anticipated cost of such work, as certified by Tenant's contractor, who shall be approved by Landlord. Such proceeds shall be disbursed periodically by Landlord upon certification of Tenant's contractor that such amounts are the amounts paid or payable for such work. Tenant shall, at the time of establishment of such escrow account and from time to time thereafter until said work shall have been completed and paid for, furnish Landlord with adequate evidence that at all times the undisbursed portion of the escrowed funds, together with any funds made available by Tenant, is sufficient to pay for the work in its entirety. Tenant shall obtain, and make available to Landlord, receipted bills and, upon completion of the work, full and final waivers of lien.

                  iii. Before the commencement of any such work, Tenant shall obtain any required approvals from all governmental departments or authorities having or claiming jurisdiction of or over the Premises, and from any public utility companies having an interest therein. In any such work, Tenant shall comply with all applicable laws, ordinances, requirements, orders, directions, rules and regulations of the federal, state, county and municipal governments and of all other governmental authorities having or claiming jurisdiction of or over the Premises and of all their respective departments, bureaus and offices, and with the requirements and regulations, if any, of such public utilities, of the insurance underwriting board or insurance inspection bureau having or claiming jurisdiction, or any other body exercising similar functions, and of all insurance companies then writing policies covering the Premises or any part thereof.

                  iv. Tenant represents and warrants to Landlord that all such construction work will be performed in a good and workmanlike manner and in accordance with the terms, provisions and conditions of this Lease and all governmental requirements.

                  v. Landlord shall have the right to inspect any such construction work at all times during normal working hours and to maintain at the Premises for that purpose (at its own expense) such inspector(s) as it may deem necessary so long as such inspections do not interfere with Tenant's work (but Landlord shall not thereby assume any responsibility for the proper performance of the work in accordance with the terms of this Lease, nor any liability arising from the improper performance thereof).

                  vi. All such work shall be performed at Tenant's cost and expense and free of any expense to Landlord and free of any liens on Landlord's fee simple interest on or Tenant's leasehold interest in the Premises.

                  vii. Upon substantial completion of any such work Tenant shall procure a certificate of occupancy, if applicable, from the appropriate governmental authorities

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      6
      verifying the substantial completion thereof.

                  viii. Tenant shall, indemnify and save and hold Landlord harmless from and against and reimburse Landlord for any and all loss, damage, cost and expense (including, without limitation, reasonable attorneys' fees) incurred by or asserted against Landlord which are occasioned by or result, directly or indirectly, from any construction or renovation activities conducted upon the Premises; whether or not the same is caused by or the fault of Tenant or any contractor, subcontractor, laborer, supplier, materialman or any other third party.

            (d) Additions, Expansions and Structural Alterations. Except as expressly permitted in PARAGRAPH 10(A) above, nothing in this Lease shall be deemed to authorize Tenant to construct and erect any additions to or expansions of the Improvements, or perform any alterations of a structural nature whatsoever; it being understood that Tenant may do so only with the prior written consent and approval of Landlord, which consent and approval may be withheld by Landlord in its sole and absolute discretion and may be conditioned upon the payment by Tenant to Landlord of a fee (which fee shall be considered additional rent).

      11. Utilities and Other Services. Tenant shall be liable for and shall pay directly all charges, fees and amounts (together with any applicable penalties, late charges, taxes or assessments thereon) when due for water, gas, electricity, air conditioning, heat, septic, sewer, refuse collection, telephone and any other utility charges or similar items in connection with the use or occupancy of the Premises. Landlord shall not be responsible or liable in any way whatsoever for the quality, quantity, impairment, interruption, stoppage, or other interference with any utility service, including, without limitation, water, air conditioning, heat, gas, electric current for light and power, telephone, or any other utility service provided to or serving the Premises or any damage or injury caused thereby. No such interruption, termination or cessation of utility services shall relieve Tenant of its duties and obligations pursuant to this Lease, including, without limitation, its obligation to pay all Rent as and when the same shall be due hereunder.

      12. Performance by Landlord of Tenant's Obligations.

            (a) Landlord's Self Help. If Tenant shall default in the performance of any term, provision, covenant or condition on its part to be performed hereunder, Landlord may, after notice to Tenant and a reasonable time to perform after such notice (or without notice if, in Landlord's reasonable opinion, an emergency exists) perform the same for the account and at the expense of Tenant. If, at any time and by reason of such default, Landlord is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or is compelled to incur any expense in the enforcement of its rights hereunder or otherwise, such sum or sums, together with interest thereon at the highest rate allowed under the laws of the State where the Premises is located, shall be deemed additional rent hereunder and shall be repaid to Landlord by Tenant promptly when billed therefor, and Landlord shall have all the same rights and remedies in respect thereof as Landlord has in respect of the rents herein reserved.

            (b) Landlord's Inspections. Landlord, its agents or representatives shall have the right, but not the obligation, to enter upon the Premises to perform annual inspections of the

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Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      7

Premises to confirm that Tenant is performing all of Tenant's obligations under this Lease, including but not limited to, Tenant's obligations under PARAGRAPH 7 and that Tenant has not violated any of its covenants under this Lease, including, but not limited to the covenants under PARAGRAPH 12. Upon completion of such inspection, Landlord may deliver to Tenant a written report ("INSPECTION REPORT") outlining certain defaults, if any, in Tenant's obligations hereunder. Within ten (10) days of Tenant's receipt of such Inspection Report, Tenant shall either: (i) object to Landlord in writing as to any portion of the Inspection Report, specifically describing such objection; or (ii) begin to perform any and all required work outlined in the Inspection Report which Tenant has not objected to, and diligently complete such work. If Tenant objects to any item in the Inspection Report, then within ten (10) days of Landlord's receipt of Tenant's objection notice, both Landlord and Tenant shall select a third party licensed engineer mutually satisfactory to Landlord and Tenant or if a single engineer cannot be agreed upon, then Landlord and Tenant shall each, at their own cost, select a licensed engineer and the two chosen engineers shall select a third licensed engineer, the cost of the third engineer being paid equally by Landlord and Tenant. The engineer(s) shall determine, by majority vote, if the work outlined in the Inspection Report should be performed by Tenant. Such determination shall be final and binding on Landlord and Tenant.

      13. Entry. Landlord, any mortgagee for the Premises and their agents or representatives may enter the Premises at reasonable times during normal business hours upon twenty-four (24) hours prior written notice (except during emergencies, in which case Landlord shall endeavor to give such notice as Landlord deems reasonable under the circumstances or as provided for inspections under PARAGRAPHS 10 and 12) for the purpose of inspecting the Premises, or performing any work which Landlord elects to undertake by reason of Tenant's default under the terms of this Lease. Landlord shall use reasonable efforts not to disturb Tenant as a result of any such entry by Landlord, its agents or representatives.

      14.   Assignment and Subletting.

            (a) Transfers Prohibited Without Consent. Tenant shall not, without the prior written consent of Landlord, in each instance, sell, assign or otherwise transfer this Lease, or Tenant's interest in the Premises, in whole or in part, or any rights or interest which Tenant may have under this Lease, or sublet the Premises, or any part thereof, or grant or permit any lien or encumbrance on or security interest in Tenant's interest in this Lease. If given, the consent of Landlord to an assignment, transfer, subletting or encumbrance shall in no event be construed to relieve Tenant or such assignee or subtenant from the obligation of obtaining the express consent in writing of Landlord to any further assignment, transfer, subletting or encumbrance. Any assignment, transfer, sublease or encumbrance in violation of this Article shall be voidable at Landlord's option.

            (b) Change of Control Prohibited Without Consent. Tenant shall not, without the prior written consent of Landlord, in each instance, engage in or permit to occur a Change of Control. "CHANGE OF CONTROL" shall be deemed an assignment hereunder. Change of Control of Tenant shall mean: (i) the issuance or sale by Tenant or the sale by any shareholder, stockholder, member, partner or owner of equity interests of Tenant of a controlling interest in Tenant (which shall mean the effective voting control of Tenant); (ii) the sale, conveyance or other transfer of all or substantially all of the assets of Tenant (whether by operation of law or otherwise); (iii) any

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Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      8
transaction, or series of transactions, pursuant to which Tenant is merged with or consolidated into another entity and Tenant is not the surviving entity; or
(iv) the sale, assignment, transfer, exchange or other disposition of the stock, membership interest, general partner interest, or other legal or beneficial interest in Tenant (or any direct or indirect owner thereof) which results in a direct or indirect change or transfer of management or control of Tenant, or a merger, consolidation or other combination of Tenant (or any direct or indirect owner thereof) with another entity which results in a change or transfer of management or control of Tenant.

            (c) Adequate Assurances. Without limiting any of the foregoing provisions of this PARAGRAPH 14, if, pursuant to the U.S. Bankruptcy Code, as the same may be amended from time to time, Tenant is permitted to assign or otherwise transfer its rights and obligations under this Lease in disregard of the restrictions contained in this PARAGRAPH 14, the assignee agrees to provide adequate assurance to Landlord: (i) of the continued use of the Premises solely in accordance with the Permitted Use thereof and in compliance with all other terms of this Lease; (ii) of the continuous operation of the business in the Premises in strict accordance with the requirements of PARAGRAPH 6 hereof; and
(iii) of such other matters as Landlord may reasonably require at the time of such assumption or assignment. In addition, adequate assurance shall mean that any such assignee shall have a net worth (exclusive of good will) of not less than ______________________ AND NO/100 DOLLARS ($________). Such assignee shall expressly assume this Lease by an agreement in recordable form.

            (d) Subleases, Concessions and Licenses. Tenant may continue any subleases, concession agreements or license agreements at the Premises which were in effect, with Landlord's written approval, immediately prior to the Commencement Date and as identified on SCHEDULE 14(D) hereto. Further, Landlord shall not unreasonably withhold its consent to any future sublease, concession agreement or license agreement proposed to be entered into in replacement of any such currently existing sublease, concession agreement or license agreement.

            (e) Effect of Consent. Unless expressly agreed by Landlord in writing to the contrary, Landlord's consent to any assignment, sublease, concession agreement, license agreement or any transfer of this Lease shall not operate to release any Tenant-assignor from its obligations hereunder, with respect to which said Tenant assignor shall remain personally liable.

      15. Taxes and Assessments. Throughout the Term, Tenant shall bear, pay and discharge all taxes, assessments and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, and each and every installment thereof which shall or may during the Term hereof be assessed or imposed upon, or arise in connection with, the use, occupancy or possession of the Premises or any part thereof, including, without limitation, ad valorem real and personal property taxes, and all taxes assessed or imposed in lieu of or in addition to any of the foregoing by virtue of all present or future laws, ordinances, rules or regulations of federal, state, county and municipal governments and of all other governmental authorities whatsoever. Tenant shall maintain a separate trust account at the Bank for Landlord's benefit in which it shall make monthly deposits of one-twelfth of the estimated yearly requirement for taxes and assessments together with such additional deposits as may be reasonably required by Landlord to ensure that sufficient funds will be available to pay all such taxes, assessments and impositions as and when they become due. Tenant shall provide Landlord as of the first day of each calendar

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      9
month during the Term, a detailed accounting from the Bank, together with Tenant's estimate of the applicable tax and assessment requirements (including due dates) delivered to Landlord on or before the fifteenth (15th) day of the applicable calendar month. Upon request of Landlord, Tenant shall promptly furnish to Landlord satisfactory evidence of the payment of any tax, assessment, imposition or charge required to be paid by Tenant pursuant to the foregoing.

      16.   Casualty.

            (a) Restoration and Repair. Other than as set forth in this SUBPARAGRAPH (A), if, during the Term, the Improvements and/or Personalty shall be destroyed or damaged in whole or in part by fire or any cause whatsoever, Tenant shall give Landlord immediate notice thereof and shall repair, reconstruct or replace the Improvements and/or Personalty, or the portion thereof so destroyed or damaged (whichever is reasonably required), at least to the extent of the value and character thereof existing immediately prior to such occurrence. All work shall be started as soon as practicable and completed at Tenant's sole cost and expense. Tenant shall, however, immediately take such action as is necessary to assure that the Premises (or any portion thereof) does not constitute a nuisance or otherwise presents a health or safety hazard. Tenant shall continue to pay all Rent and additional charges due hereunder without abatement. The foregoing notwithstanding, if during the Initial Term greater than eighty percent (80%) of the value of the Improvements and/or Personalty are damaged or destroyed, or if during any Renewal Term more than sixty percent (60%) of the value of the Improvements and/or Personalty are damaged or destroyed, then Landlord may at its option elect to terminate this Lease and receive all insurance proceeds for such damage and destruction.

            (b) Escrow of Insurance Proceeds. In the event of a casualty resulting in an insurance loss payment for the Improvements and/or Personalty in an amount greater than ___________________ AND NO/100 DOLLARS ($________), the proceeds of all insurance policies maintained by Tenant plus the amount of any deductible shall be deposited in Landlord's name in an escrow account at the Bank or another financial institution designated by Landlord, and shall be used by Tenant (subject to SUBPARAGRAPH (A) above) for the repair, reconstruction or restoration of the Improvements and/or Personalty. Such proceeds shall be disbursed periodically by Landlord upon certification of the architect or engineer having supervision of the work that such amounts are the amounts paid or payable for the repair, reconstruction or restoration. Tenant shall, at the time of establishment of such escrow account and from time to time thereafter until said work shall have been completed and paid for, furnish Landlord with adequate evidence that at all times the undisbursed portion of the escrowed funds, together with any funds made available by Tenant, is sufficient to pay for the repair, reconstruction or restoration in its entirety. If a casualty results in a loss payment for the Improvements and/or Personalty in an amount equal to or less than the amount stated above, then the proceeds shall be paid to Tenant, and shall be applied by Tenant (subject to SUBPARAGRAPH (A) above) toward the repair, reconstruction and restoration of the Premises in its entirety. Tenant shall obtain, and make available to Landlord, receipted bills and, upon completion of the work, full and final waivers of lien.

            (c) Uninsured Losses. Nothing contained herein shall relieve Tenant of its obligations under this PARAGRAPH 16 even if the destruction or damage is not covered, either in whole or in part, by insurance.

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      10

      17.   Insurance.

            (a) Insurance By Tenant. Throughout the Term, Tenant shall, at its sole cost and expense, maintain in full force and effect the following types and amounts of insurance coverage:

                  i. Hazard Insurance. Tenant shall keep the Improvements and Personalty, including all permitted alterations, changes, additions and replacements thereof and thereto, insured against loss or damage caused by: (A) fire, and other hazards and perils generally included under extended coverage, including flood and earthquake; (B) sprinkler leakage;
      (C) vandalism and malicious mischief; (D) boiler and machinery; and (E) other perils commonly covered by "All Risk" insurance, all in an amount which reasonably assures there will be sufficient proceeds to replace the Improvements and Personalty in the event of a loss against which such insurance is issued but in no event less than 100% of the full replacement value thereof (exclusive of foundations). All insurance required hereunder, and all other insurance maintained by Tenant on the Improvements and Personalty in excess of or in addition to that required hereunder, shall be carried in favor of Landlord and Tenant, as their respective interests may appear.

                  ii. Liability Insurance. Tenant shall provide and keep in full force and effect a policy of broad form comprehensive general public liability and property damage insurance providing coverage against liability for personal injury, death and property damage having limits of not less than Five Million Dollars ($5,000,000) per occurrence, and Five Million Dollars ($5,000,000) aggregate.

                  iii. Worker's Compensation and Employer's Liability Insurance. Tenant shall provide and keep in full force and effect workers' compensation insurance, in a form prescribed by the laws of the State in which the Premises is located, and employers' liability insurance with limits of not less than Five Million Dollars ($5,000,000).

                  iv. Builder's Risk Insurance. Tenant shall, prior to the commencement of and during the construction of any construction, restoration, renovation or alteration to the Premises, provide and keep in full force and effect builders' risk insurance in accordance with the requirements of this PARAGRAPH 17.

                  v. Business Interruption Insurance. Tenant shall provide and keep in full force and effect business interruption insurance, without a provision for co-insurance, in an amount sufficient to pay Rent, operating expenses, taxes and insurance for the Premises for a period of at least twelve (12) months.

                  vi. Other Insurance. In addition, Tenant shall, at Landlord's request, provide and keep in full force and effect such other insurance for such risks and in such amounts as may from time to time be commonly insured against in the case of business operations similar to those contemplated by this Lease to be conducted by Tenant on the Premises.


________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      11

                  vii. Landlord as Additional Insured. Any and all insurance maintained by Tenant as required by this Lease, or in excess of or in addition to that required hereunder, shall name Landlord and any mortgagee requested by Landlord as an additional insured(s), and shall provide a waiver of subrogation from its insurance carrier.

                  viii. Insurance Escrows. Tenant shall maintain a separate trust account at the Bank for Landlord's benefit in which it shall make monthly deposits of one-twelfth of the estimated yearly premium for those insurance coverages for which Landlord notifies Tenant it must escrow, together with such additional deposits as may be reasonably required by Landlord to ensure that sufficient funds will be available to pay all such premiums as and when they become due. Tenant shall provide Landlord as of the first day of each calendar month during the Term, a detailed accounting from the Bank, together with Tenant's estimate of the applicable insurance premiums (including due dates) delivered to Landlord on or before the fifteenth (15th) day of the applicable calendar month. Upon request of Landlord, Tenant shall promptly furnish to Landlord satisfactory evidence of the payment of any insurance premium required to be paid by Tenant pursuant to the foregoing.

            (b) Carriers and Features. All insurance policies required to be carried by Tenant as provided in this PARAGRAPH 17 shall be issued by insurance companies approved by Landlord and authorized and licensed to do business in the State in which the Premises is located with a Best's Insurance Rating of not less than "A-" or a Best's Financial Category of not less than "VIII" or as otherwise required by Landlord, with deductibles not more than Five Thousand Dollars ($5,000) per occurrence. Landlord shall have the right from time to time to require Tenant to increase the amount and/or type of coverage to be maintained under this Lease. All such policies shall be for periods of not less than one year and Tenant shall renew the same at least thirty (30) days prior to the expiration thereof. All such policies shall require not less than thirty
(30) days written notice to Landlord prior to any cancellation thereof or any change reducing coverage thereunder.

            (c) Tenant shall pay the premiums for all insurance policies which Tenant is obligated to carry under this Article and, at least twenty (20) days prior to the date any such insurance must be in effect, deliver to Landlord a copy of the policy or policies, or a certificate or certificates thereof, along with evidence that the premiums therefor have been paid for at least the next ensuing quarter-annual period.

            (d) Failure to Procure Insurance. If Tenant fails to procure insurance required under this Article or fails to maintain the same in full force and effect continuously during the Term, Landlord shall be entitled to procure the same and Tenant shall immediately reimburse Landlord for such premium expense as additional rent.

            (e) Waiver of Subrogation. If any property owned by Tenant and located in the Premises shall be stolen, damaged or destroyed by an insured peril, Landlord shall not have any liability to Tenant, nor to any insurer of Tenant, for or in respect of such theft, damage or destruction, and Tenant shall require all policies of insurance carried by it on its property in the Premises to contain or be endorsed with a provision by which the insurer designated therein shall waive its right of subrogation against Landlord.


________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      12

      18.   Environmental Matters.

            (a) Tenant's Covenant. Throughout the Term of this Lease, Tenant covenants that it shall not cause, permit or allow any chemical substances, asbestos, asbestos containing materials, oil, gasoline, other petroleum products or by-products, formaldehyde, polychlorinated biphenals (PCB's), lead or lead dust, fuel storage tanks, natural or synthetic gas products or any toxic, carcinogenic, radioactive, dangerous or hazardous material, substance, chemical, waste, contamination or pollutant the generation, use, maintenance, storage or removal of which is regulated, prohibited or penalized under the Resources Conservation Recovery Act ("RCRA"), 42 U.S.C. Section 6901, et seq; the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601, et seq; and any other federal, state or local laws pertaining to so-called "hazardous substances" or "hazardous materials" (collectively, the "HAZARDOUS MATERIALS") to be placed, stored, dumped, dispensed, released, discharged, deposited, used, transported, located or generated on any portion of the Premises; provided, however, that minor quantities of such substances may be used or stored by Tenant on the Premises on the condition that such quantities and the use thereof are permitted by and in compliance with, or are exempt from applicable governmental regulations.

            (b) Clean Up. Tenant shall immediately clean up any Hazardous Materials found on or within any portion of the Premises, and shall remediate the Premises, to comply with any and all laws, ordinances, rules or regulations regarding Hazardous Materials and clean-up thereof, and to pay for all clean-up and remediation costs at no cost to Landlord.

            (c) Indemnification. Tenant shall indemnify, release and hold Landlord its successors, assigns, officers, directors, shareholders and employees, harmless from and against all Liabilities, suffered by, incurred by or assessed against such parties, their agents or other representatives, whether incurred as a result of legal action taken by any governmental entity or agency, taken by any private claimant, or taken by Landlord, before or after the expiration of the Term as a result of the presence, disturbance, discharge, release, removal or clean-up of any Hazardous Materials upon or under, on or off site, associated with, generated on or flowing or originating from the Premises. The term "LIABILITIES" as used in this PARAGRAPH 18 is hereby defined as any and all liabilities, expenses, demands, damages, punitive or exemplary damages, consequential damages, costs, cleanup costs, response costs, losses, causes of action, claims for relief, attorneys and other legal fees, other professional fees, penalties, fines, assessments and charges.

      19. Costs and Attorneys' Fees. If either party shall bring an action to recover any sum due hereunder, or for any breach hereunder, and shall obtain a judgment or decree in its favor, the court may award to such prevailing party its reasonable costs and reasonable attorneys' fees, specifically including reasonable attorneys' fees incurred in connection with any appeals (whether or not taxable or assessable as such by law). Landlord shall also be entitled to recover from Tenant Landlord's reasonable attorneys' fees and costs incurred in any bankruptcy action filed by or against Tenant, including, without limitation, those incurred in seeking relief from the automatic stay, in dealing with the assumption or rejection of this Lease, in any adversary proceeding, and in the preparation and filing of any proof of claim.


________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      13

      20.   Default; Remedies.

            (a) Default. Upon the occurrence of any one or more of the following events (the "EVENTS OF DEFAULT"), Landlord shall have the right to exercise any rights or remedies available in this Lease, at law or in equity. Events of Default shall be:

                  i. Tenant's failure to pay when due any Rent, or any other sum of money payable hereunder (whether as additional rent or otherwise) and such failure is not cured within five (5) days after the date such sum was due;

                  ii. if Tenant becomes bankrupt or insolvent, or files any debtor proceedings, or files pursuant to any statute a petition in bankruptcy or insolvency or for reorganization, or files a petition for the appointment of a receiver or trustee for all or substantially all of its assets, and such petition or appointment shall not have been set aside within sixty (60) days from the date of such petition or appointment, or if any of the foregoing are filed against Tenant, or if Tenant makes an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if Tenant's interest in this Lease is attached, seized or made subject to any other judicial seizure and such seizure or attachment is not discharged within sixty (60) days;

                  iii. if Tenant becomes bankrupt or insolvent, or files any debtor proceedings, or files pursuant to any statute a petition in bankruptcy or insolvency or for reorganization, or files a petition for the appointment of a receiver or trustee for all or substantially all of its assets, and such petition or appointment shall not have been set aside within sixty (60) days from the date of such petition or appointment, or if any of the foregoing are filed against Tenant, or if Tenant makes an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if Tenant's interest in this Lease is attached, seized or made subject to any other judicial seizure and such seizure or attachment is not discharged within sixty (60) days;

                  iv. Tenant's failure to provide insurance coverage (or allows such coverage to be canceled or lapse) pursuant to its obligation hereunder;

                  v. if Tenant is liquidated or dissolved, or begins proceedings toward such liquidation or dissolution, or, in any manner, permits the sale or divestiture of substantially all of its assets;

                  vi. if a Change of Control occurs or the estate or interest of Tenant in the Premises or any part thereof is voluntarily or involuntarily transferred, assigned, conveyed, levied upon or attached in any proceeding, unless Tenant is contesting such lien or attachment in good faith in accordance with PARAGRAPH 27 hereof;

                  vii. if, except as a result of damage, destruction or a partial or complete condemnation, Tenant voluntarily ceases operations on the Premises for a period in excess of thirty (30) days;


________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      14

                  viii. if there has been a default or a notice of default under or a termination or relinquishment of the franchise or license pursuant to which Tenant or an Affiliate conducts business on or from the PREMISES ("FRANCHISE"), provided that such event shall not constitute an Event of Default if (i) no other Event of Default enumerated in this PARAGRAPH 20 shall occur and be continuing, and (ii) at a date no later than the period allowed to Tenant pursuant to the Franchise to cure such default, termination or relinquishment, Tenant or an Affiliate has cured such default thereunder so that there is no default, termination or relinquishment of the Franchise, or Tenant has entered into a written new or amended Franchise for operation of motor vehicle retail or motor vehicle related businesses at the Premises with a substitute franchisor or licensor acceptable to Landlord on terms and conditions acceptable to Landlord;

                  ix. Tenant's failure to provide Landlord immediate notice of Tenant's receipt of notice of (A) a default or potential default by Tenant under the Franchise, or (B) the Franchisor's intent to terminate, suspend or not renew the Franchise;

                  x. if Tenant vacates, abandons or fails to continuously operate the Business on the Premises for the Permitted Use; or

                  xi. if Tenant or any of its Affiliates defaults under any other lease with Landlord or an Affiliate of Landlord.

            (b) Remedies. If any of the Events of Default hereinabove specified shall occur, Landlord, at any time thereafter, shall have and may exercise any one or more of the following rights and remedies:

                  i. Landlord may, by written notice thereof to Tenant, terminate this Lease and, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Premises for Landlord's own account and, for Tenant's breach of and default under this Lease, recover immediately from Tenant any and all Rent and other sums and damages due or in existence at the time of such termination, including, without limitation: (A) all Rent and other sums, charges, payments, costs and expenses agreed and/or required to be paid by Tenant to Landlord hereunder; (B) all costs and expenses of Landlord in connection with the recovery of possession of the Premises, including reasonable attorneys' fees and court costs; and (C) all costs and expenses of Landlord in connection with any reletting or attempted reletting of the Premises or any part or parts thereof, including, without limitation, brokerage fees, attorneys' fees and the cost of any alterations or repairs which may be reasonably required to so relet the Premises, or any part or parts thereof.

                  ii. Landlord may, by written notice thereof to Tenant, terminate Tenant's option to renew this Lease for any or all of the Renewal Terms.

                  iii. Landlord may, pursuant to any prior notice required by law, and without terminating this Lease, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Premises for the account of Tenant, make such alterations of and repairs to the Premises as may be reasonably necessary in order to relet the

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      15
      same or any part or parts thereof and relet or attempt to relet the Premises or any part or parts thereof for such term or terms (which may be for a term or terms extending beyond the Term), at such Rent and upon such other terms and provisions as Landlord, in its sole discretion may deem advisable. Landlord shall be under no obligation to relet the Premises or otherwise mitigate Landlord's damages, unless otherwise required by applicable law. If Landlord relets or attempts to relet the Premises, Landlord shall be the sole judge as to the terms and provisions of any new lease or sublease and of whether or not a particular proposed new tenant or sublessee is acceptable to Landlord. Upon any such reletting, all rents received by Landlord from such reletting shall be applied: (A) first, to the payment of all costs and expenses of recovering possession of the Premises; (B) second, to the payment of any costs and expenses of such reletting, including brokerage fees, attorneys' fees and the cost of any alterations and repairs reasonably required for such reletting; (C) third, to the payment of any indebtedness, other than Rent, due hereunder from Tenant to Landlord, and to satisfy any liens encumbering Tenant's leasehold interest; (D) fourth, to the payment of all Rent and other sums due and unpaid hereunder; and (E) fifth, the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If the rents received from such reletting during any period shall be less than that required to be paid during that period by Tenant hereunder, then Tenant shall promptly pay any such deficiency to Landlord and failing the prompt payment thereof by Tenant to Landlord, Landlord shall immediately be entitled to institute legal proceedings for the recovery and collection of the same. Such deficiency shall be calculated and paid at the time each payment of Rent shall otherwise become due under this Lease, or, at the option of Landlord, immediately. Landlord shall, in addition, be immediately entitled to sue for and otherwise recover from Tenant any other damages occasioned by or resulting from any abandonment of the Premises or other breach of or default under this Lease other than a default in the payment of Rent. No such re-entry, retaking or resumption of possession of the Premises by Landlord for the account of Tenant shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention shall be given to Tenant or unless the termination of this Lease be decreed by a court of competent jurisdiction. Notwithstanding any such re-entry and reletting or attempted reletting of the Premises or any part or parts thereof for the account of Tenant without termination, Landlord may at any time thereafter, upon written notice to Tenant, elect to terminate this Lease or pursue any other remedy available to Landlord for Tenant's previous breach of or default under this Lease.

                  iv. Landlord may, without re-entering, retaking or resuming possession of the Premises, sue for all Rent and all other sums, charges, payments, costs and expenses due from Tenant to Landlord hereunder either:
      (A) as they become due under this Lease, taking into account that Tenant's right and option to pay the Rent hereunder on a monthly basis in any particular Lease Year is conditioned upon the absence of a default on Tenant's part in the performance of its obligations under this Lease; or
      (B) at Landlord's option, accelerate the maturity and due date of the whole or any part of the Rent for the entire then-remaining unexpired balance of the Term, as well as all other sums, charges, payments, costs and expenses required to be paid by Tenant to Landlord hereunder, including, without limitation, damages for breach or default of Tenant's obligations hereunder in existence at the time of such acceleration, such that all sums due and payable under this Lease shall,

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      16
      following such acceleration, be treated as being and, in fact, be due and payable in advance as of the date of such acceleration. Landlord may then proceed to recover and collect all such unpaid Rent and other sums so sued for from Tenant by distress, levy, execution or otherwise. Regardless of which of the foregoing alternative remedies is chosen by Landlord under this SUBPARAGRAPH (B), Landlord shall not be required to relet the Premises nor exercise any other right granted to Landlord pursuant to this Lease, nor shall Landlord be under any obligation to minimize or mitigate Landlord's damages or Tenant's loss as a result of Tenant's breach of or default under this Lease.

                  v. Landlord may require Tenant to immediately transfer to Landlord all amounts held by Tenant in the trust account established pursuant to PARAGRAPH 15 above and, thereafter, to deposit on the first day of each month together with and in addition to the regular installment of Rent, an amount equal to one twelfth (1/12) of the yearly taxes and assessments as estimated by Landlord to be sufficient to enable Landlord to pay, at least thirty (30) days before they become delinquent, all taxes, assessments, and other similar charges and insurance premiums against the Premises or any part thereof. Such added payments shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Landlord, and no interest shall be payable with respect thereto. Upon demand of Landlord, Tenant shall deliver to Landlord such additional moneys as are necessary to make up any deficiencies in the amounts necessary to enable Landlord to pay such taxes, assessments and similar charges and insurance premiums.

                  vi. In addition to the remedies hereinabove specified and enumerated, Landlord shall have and may exercise the right to invoke any other remedies allowed at law or in equity as if the remedies of reentry, unlawful detainer proceedings and other remedies were not herein provided. Accordingly, the mention in this Lease of any particular remedy shall not preclude Landlord from having or exercising any other remedy at law or in equity. Nothing herein contained shall be construed as precluding Landlord from having or exercising such lawful remedies as may be and become necessary in order to preserve Landlord's right or the interest of Landlord in the Premises and in this Lease, even before the expiration of any notice periods provided for in this Lease, if under the particular circumstances then existing the allowance of such notice periods will prejudice or will endanger the rights and estate of Landlord in this Lease and in the Premises.

            (c) Tenant's Affiliates. Landlord may enter into leases with Affiliates of Tenant. As an inducement to Landlord entering into leases with Tenant's Affiliates, Tenant and Tenant's Affiliates shall not receive or collect any payments, dividends, disbursements, distributions, contributions or any other sums from Tenant or Tenant's Affiliates at any time after an Event of Default has occurred under this Lease or a default has occurred (and the applicable notice and cure periods, if any, have expired) under any other lease between Landlord and: (i) Tenant; (ii) any Affiliate of Tenant; (iii) Guarantor; or (iv) any Affiliate of Guarantor.

      21.   Eminent Domain.

            (a) Complete Taking. If the whole of the Premises shall be taken or condemned for any public or quasi-public use or purpose, by right of eminent domain or by purchase in lieu

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      17
thereof, or if a substantial portion of the Premises shall be so taken or condemned that the portion remaining is not sufficient and suitable, in the mutual reasonable judgment of Landlord and Tenant, for the continued operation of the business contemplated by this Lease to be conducted thereon, therein or therefrom so as to effectively render the Premises untenantable, then this Lease and the Term hereby granted shall cease and terminate as of the date on which the condemning authority takes possession and all Rent shall be paid by Tenant to Landlord up to that date or refunded by Landlord to Tenant if Rent has previously been paid by Tenant beyond that date.

            (b) Partial Taking. If a portion of the Premises is taken, and the portion or portions remaining can, in the mutual reasonable judgment of Landlord and Tenant, be adapted and used for the conduct of Tenant's business operation, such that the Premises are not effectively rendered untenantable, then Tenant shall promptly restore the remaining portion or portions thereof to a condition comparable to their condition at the time of such taking or condemnation, less the portion or portions lost by the taking, and this Lease shall continue in full force and effect except that the Rent payable hereunder shall, if necessary, be equitably adjusted to take into account the portion or portions of the Premises lost by the taking and any award received by the parties.

            (c) Award. The entire award for the Premises or the portion or portions thereof so taken shall be apportioned between Landlord and Tenant as follows: (i) if this Lease terminates due to a taking or condemnation, Landlord shall be entitled to the entire award; or (ii) if this Lease does not terminate due to such taking or condemnation, Tenant shall be entitled to the award to the extent required for restoration of the Premises, and Landlord shall be entitled to the balance of the award not applied to restoration. If this Lease does not terminate due to a taking or condemnation, Tenant shall, with due diligence, restore the remaining portion or portions of the Premises in the manner hereinabove provided. In such event, the proceeds of the award to be applied to restoration shall be deposited with the Bank or another financial institution designated by Landlord as if such award were insurance proceeds, and the amount so deposited will thereafter be treated in the same manner as insurance proceeds are to be treated under PARAGRAPH 16(B) of this Lease until the restoration has been completed and Tenant has been reimbursed for all the costs and expenses thereof. If the award is insufficient to pay for the restoration, Tenant shall be responsible for the remaining cost and expense of such restoration.

            (d) Disputes. If Landlord and Tenant cannot agree in respect of any matters to be determined under this Article, a determination shall be requested of the court having jurisdiction over the taking or condemnation; provided, however, that if said court will not accept such matters for determination, either party may have the matters determined by a court otherwise having jurisdiction over the parties.

      22. Liability of Landlord. Landlord shall not be liable to Tenant, its employees, agents, contractors, business invitees, licensees, customers, clients, family members or guests for any damage, injury, loss, compensation or claim, including, but not limited to, claims for the interruption of or loss to Tenant's business, based on, arising out of or resulting from any cause whatsoever, including, but not limited to: (a) repairs to any portion of the Premises; (b) interruption in Tenant's use of the Premises; (c) any accident or damage resulting from the use or operation (by Landlord, Tenant or any other person or persons) of any equipment within the Premises, including without limitation, heating, cooling, electrical or plumbing equipment or apparatus; (d) the termination of

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      18
this Lease by reason of the condemnation or destruction of the Premises in accordance with the provisions of this Lease; (e) any fire, robbery, theft, mysterious disappearance or other casualty; (f) the actions of any other person or persons; and (g) any leakage or seepage in or from any part or portion of the Premises, whether from water, rain or other precipitation that may leak into, or flow from, any part of the Premises, or from drains, pipes or plumbing fixtures in the Improvements. Any goods, property or personal effects stored or placed by Tenant or its employees in or about the Premises shall be at the sole risk of Tenant.

      23. Indemnification of Landlord. In addition to any other indemnification obligations in this Lease, Tenant shall defend, indemnify and save and hold Landlord harmless from and against any and all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees and expenses and court costs and actual or consequential damages, incurred by, imposed upon or asserted against Landlord, its officers, trustees, employees, shareholders, agents or Affiliates, arising directly or indirectly from or out of: (a) any breach, violation or nonperformance by Tenant or any person claiming under Tenant, or the employees, agents, contractors, invitees or visitors of Tenant of any of the terms, provisions, representations, warranties, covenants or conditions of this Lease on Tenant's part to be performed or any law, ordinance or governmental requirement of any kind; (b) any use, condition, operation or occupancy of the Premises; (c) any acts, omissions or negligence of Tenant, in, on, or about the Premises, (d) any accident, injury, death or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors or any other person which shall happen at, in or upon the Premises, however occurring; (e) any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation by any person of the Premises, or any part thereof, or the operation of the business contemplated by this Lease to be conducted thereon, thereat, therein, or therefrom; (f) any failure of Tenant to comply with any laws, ordinances, requirements, orders, directions, rules or regulations of any governmental authority, including, without limitation, the Accessibility Laws; (g) any contamination of the Premises, or the ground waters thereof, arising on or after the date Tenant takes possession of the Premises and occasioned by the use, transportation, storage, spillage or discharge thereon, therein or therefrom of any toxic or hazardous chemicals, compounds, materials or substances or any violation of the covenants of PARAGRAPH 18 above; (h) any discharge of toxic or hazardous sewage or waste materials from the Premises into any septic facility or sanitary sewer system serving the Premises arising on or after the date Tenant takes possession of the Premises; (i) any brokers or agents fees and commissions; or (j) any other act or omission of Tenant, its employees, agents, invitees, customers, licensees or contractors.

      Tenant's indemnity obligations under this PARAGRAPH 23 and elsewhere in this Lease arising prior to the termination or assignment of this Lease shall survive any such termination or assignment.

      24. Notice of Claim or Suit. Tenant shall promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against Tenant or Landlord of which Tenant receives notice or of which Tenant acquires knowledge. If Landlord is made a party to any action for damages or other relief against which Tenant has indemnified Landlord, as aforesaid, then Tenant shall defend Landlord, pay all costs and shall provide effective counsel to Landlord in such litigation or, at Landlord's option, shall pay all attorneys' fees and costs incurred by Landlord in connection

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      19
with its own defense or settlement of said litigation.

      25. Liens, Generally. Tenant shall not create or cause to be imposed, claimed or filed upon the Premises, or any portion thereof, or upon the interest of Landlord therein, any lien, charge or encumbrance whatsoever. If, because of any act or omission of Tenant, any such lien, charge or encumbrance shall be imposed, claimed or filed, Tenant shall, at its sole cost and expense, cause the same to be fully paid and satisfied or otherwise discharged of record (by bonding or otherwise) and Tenant shall indemnify and save and hold Landlord harmless from and against any and all costs, liabilities, suits, penalties, claims and demands whatsoever, and from and against any and all attorneys' fees, at both trial and all appellate levels, resulting or on account thereof and therefrom. If Tenant shall fail to comply with the foregoing provisions of this PARAGRAPH 25, then Landlord shall have the option of paying, satisfying or otherwise discharging (by bonding or otherwise) such lien, charge or encumbrance and Tenant shall reimburse Landlord, upon demand and as additional rent, for all sums so paid and for all costs and expenses incurred by Landlord in connection therewith, together with interest thereon, until paid.

      26. Mechanics Liens. Landlord's interest in the Premises shall not be subjected to liens of any nature by reason of Tenant's construction, alteration, renovation, repair, restoration, replacement or reconstruction of any improvements on or in the Premises, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, mechanics' and materialmen's liens. All persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord's credit or assets (including Landlord's interest in the Premises) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, renovation, repair, restoration, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord's interest in the Premises to any mechanic's or materialmen's lien or claim of lien. If a lien, a claim of lien or an order for the payment of money shall be imposed against the Premises on account of work performed, or alleged to have been performed, for or on behalf of Tenant, Tenant shall, within thirty (30) days after written notice of the imposition of such lien, claim or order, cause the Premises to be released therefrom by the payment of the obligation secured thereby or by furnishing a bond or by any other method prescribed or permitted by law. If a lien is released, Tenant shall thereupon furnish Landlord with a written instrument of release in form for recording or filing in the appropriate office of land records of the County in which the Premises is located, and otherwise sufficient to establish the release as a matter of record.

      27. Contest of Liens. Tenant may, at its option, contest the validity of any lien or claim of lien if Tenant shall have first posted an appropriate and sufficient bond in favor of the claimant or paid the appropriate sum into court, if permitted by law, and thereby obtained the release of the Premises from such lien. If judgment is obtained by the claimant under any lien, Tenant shall pay the same immediately after such judgment shall have become final and the time for appeal therefrom has expired without appeal having been taken. Tenant shall, at its own expense, defend the interests of Tenant and Landlord in any and all such suits; provided, however, that Landlord may, at its election, engage its own counsel and assert its own defenses, in which event Tenant shall cooperate with Landlord and make available to Landlord all information and data which Landlord deems necessary or desirable for such defense.


________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      20

      28. Notices of Commencement of Construction. If required or allowed by the laws of the State in which the Premises are located, prior to commencement by Tenant of any work on the Premises which shall have been previously permitted by Landlord as provided in this Lease, Tenant shall record or file a notice of the commencement of such work (the "NOTICE OF COMMENCEMENT") in the land records of the County in which the Premises are located, identifying Tenant as the party for whom such work is being performed, stating such other matters as may be required by law and requiring the service of copies of all notices, liens or claims of lien upon Landlord. Any such Notice of Commencement shall clearly reflect that the interest of Tenant in the Premises is that of a leasehold estate and shall also clearly reflect that the interest of Landlord as the fee simple owner of the Premises shall not be subject to mechanics or materialmen's liens on account of the work which is the subject of such Notice of Commencement. A copy of any such Notice of Commencement shall be furnished to and approved by Landlord and its attorneys prior to the recording or filing thereof, as aforesaid.

      29. Limitation on Liability of Landlord. If Tenant is awarded a money judgment against Landlord, then Tenant's sole recourse for satisfaction of such judgment shall be limited to execution against the Premises. In no event shall any stockholder, shareholder, partner, employee, officer or beneficiary of Landlord be personally liable for the obligations of Landlord hereunder.

      30. Franchise and License Agreements. Tenant shall keep and maintain in full force during the Term all Franchise agreements, management agreements, service and maintenance contracts, equipment leases and other contracts or agreements involving or relating to the operation of the Premises for its Permitted Use. Tenant shall, at its sole cost and expense, pay all franchise fees, license fees, management fees or other expenses of any kind or nature whatsoever in connection with its operation of the Premises for its Permitted Use.

      31. "Net" Lease. Landlord and Tenant acknowledge and agree that this Lease shall be and constitute what is generally referred to as a "triple net" or "absolute net" lease, such that Tenant shall be obligated hereunder to pay all costs and expenses incurred with respect to, and associated with, the Premises and the business operated thereon and therein, including, without limitation, all taxes and assessments, utility charges, insurance costs, maintenance costs and repair and restoration expenses (all as more particularly herein provided) together with any and all other assessments, charges, costs and expenses of any kind or nature whatsoever related to, or associated with, the Premises and the business operated thereon and therein; provided, however, that Landlord shall nonetheless be obligated to pay any debt service on any mortgage encumbering Landlord's fee simple interest in the Premises, and Landlord's personal income taxes (if any) with respect to the Rent received by Landlord under this Lease. Except as expressly hereinabove provided, Landlord shall bear no cost or expense of any type or nature with respect to, or associated with, the Premises.

      32. Representations, Warranties and Special Covenants. The
Representations, Warranties and Special Covenants attached hereto as EXHIBIT E are incorporated herein by this reference.

      33. Notices. All notices, approvals, requests, consents and other communications given pursuant to this Lease shall be in writing and shall be deemed to have been duly given (i) when actually received if (a) either (x) hand delivered, (y) sent by facsimile transmission (in which event proof of delivery shall be by telephone) (and a duplicate of such notice in (x) or (y) or such notice

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      21
shall be deposited in a regularly maintained receptacle for the deposit of United States mail, sent by registered or certified mail, postage and charges prepaid); (ii) two (2) days after the same was deposited in a regularly maintained receptacle for the deposit of United States mail, sent by registered or certified mail, postage and charges prepaid; or (iii) the next business day if sent via a national overnight delivery service, addressed as follows or at such other address as either party may specify from time to time by notice to the other party at least five (5) days prior notice of the changed address:


TO TENANT:                              with a copy to:


Attention:
Telephone:                              Telephone:
Telefax:                                Telefax:

TO LANDLORD:                            with a copy to:
Mar Mar Realty Limited Partnership      ____________________________________
6407 Idlewild Road                      ____________________________________
Building 2, Suite 111                   ____________________________________
Charlotte, North Carolina 28212         Attention: _________________________
Attention: B.F. Bracy
Telephone: (704) 566-4081               Telephone: _________________________
Telefax: (704) 566-6031                 Telefax: ___________________________


      34. No Waiver. No course of dealing between Landlord and Tenant, or any delay or omission of Landlord or Tenant to insist upon a strict performance of any term or condition of this Lease shall be deemed a waiver of any right or remedy that such party may have, and shall not be deemed a waiver of any subsequent breach of such term or condition.

      35. Quiet Enjoyment. Landlord covenants that Tenant, upon paying the Rent and observing and keeping the covenants, agreements and stipulations of this Lease on its part to be kept, shall lawfully, peaceably and quietly hold, occupy and enjoy the Premises during the Term without hindrance, ejection or molestation. Landlord covenants and warrants that it is lawfully seized of the Premises and has good, right and lawful authority to enter into this Lease for the full term aforesaid, that the Premises are free and clear of all encumbrances that would prevent Landlord from having such right and authority and that Landlord will put Tenant in actual possession of the Premises on the Commencement Date.

      36. Subordination. This Lease, Tenant's interest hereunder and Tenant's leasehold interest in and to the Premises are hereby agreed by Tenant to be and are hereby made junior, inferior, subordinate and subject in right, title, interest, lien, encumbrance, priority and all other respects to any mortgage (which term when used anywhere in this Lease includes deeds of trust and other security instruments and interests) or mortgages now or hereafter in force and effect upon or encumbering Landlord's interest in the Premises, or any portion thereof, and to all collateral assignments by Landlord to any third party or parties of any of Landlord's rights under this Lease

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      22
or the rents, issues and profits thereof or therefrom as security for any liability or indebtedness, direct, indirect or contingent, of Landlord to such third party or parties, and to all future modifications, extensions, renewals, consolidations and replacements of, and all amendments and supplements to any such mortgage, mortgages or assignments. Upon recording of any such mortgage, mortgages or assignments, the same shall be deemed to be prior in effect, lien and encumbrance to this Lease, Tenant's interest hereunder and Tenant's leasehold interest in and to the Premises irrespective of the dates of execution, delivery or recordation of any such mortgage, mortgages or assignments and in the event of any conflict between the terms of this Lease and the terms of such instrument, the terms of such instrument shall control. The foregoing subordination provisions of this PARAGRAPH 36 shall be automatic and self-operative without the necessity of the execution of any further instrument or agreement of subordination on the part of Tenant. However, if Landlord or the holder or proposed holder of any such mortgage, mortgages or assignments shall request that Tenant execute and deliver any further instrument or agreement of subordination of this Lease, Tenant's interest hereunder or Tenant's leasehold interest in the Premises to any such mortgage, mortgages or assignments in confirmation or furtherance of or in addition to the foregoing subordination provisions of this PARAGRAPH 36, Tenant shall promptly execute and deliver the same to the requesting party. If, within fifteen (15) days following Tenant's receipt of a written request by Landlord or the holder or proposed holder of any such mortgage, mortgages or assignments, Tenant shall fail or refuse or shall have not executed any such further instrument or agreement of subordination, for whatever reason, Tenant shall be in breach and default of its obligation to do so and of this Lease and Landlord shall be entitled thereupon to exercise any and all remedies available to Landlord pursuant to this Lease or otherwise provided by law.

      37. Attornment. Tenant shall attorn, and be bound under all of the terms, provisions, covenants and conditions of this Lease, to any successor of the interest of Landlord under this Lease for the balance of the Term remaining at the time of the succession of such interest to such successor. In particular, if any proceedings are brought for the foreclosure of any mortgage or security interest encumbering or collateral assignment of Landlord's interest in the Premises, or any portion thereof, then Tenant shall attorn to the purchaser at any such foreclosure sale and recognize such purchaser as Landlord under this Lease, subject, however, to all of the terms and conditions of this Lease. Tenant agrees that neither the purchaser at any such foreclosure sale nor the foreclosing mortgagee or holder of such security interest or collateral assignment shall have any liability for any act or omission of Landlord, be subject to any offsets or defenses which Tenant may have as claim against Landlord, or be bound by any advance rents which may have been paid by Tenant to Landlord for more than the current period in which such rents come due.

      38. Rights of Mortgagees and Assignees. At the time of giving any notice of default to Landlord, Tenant shall mail or deliver to the holders of any mortgage on the Premises or holder of security interest in or collateral assignment of this Lease who have, in writing, notified Tenant of their interests (individually a "MORTGAGEE") a copy of any such notice. No notice of default or termination of this Lease by Tenant shall be effective until any Mortgagee shall have been furnished a copy of such notice by Tenant. If Landlord fails to cure any default by it under this Lease, then the Mortgagee shall have, at its option, a period of sixty (60) days after the expiration of Landlord's cure period within which to remedy such default of Landlord or to cause such default to be remedied. If the Mortgagee elects to cure any such default by Landlord, then Tenant shall accept such performance on the part of such Mortgagee as though the same had been performed by Landlord,

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      23
and for such purpose Tenant hereby authorizes any Mortgagee to enter upon the Premises to the extent necessary to exercise any of Landlord's rights, powers and duties under this Lease. If, in the event of any default by Landlord which is reasonably capable of being cured by a Mortgagee, the Mortgagee promptly commences and diligently pursues to cure the default, then Tenant will not terminate this Lease or cease to perform any of its obligations under this Lease so long as the Mortgagee is, with due diligence, engaged in the curing of such default.

      39. Brokers. Landlord and Tenant represent and warrant to the other that neither of them have engaged or contracted with any person, firm or entity to serve or act as a broker, agent or finder for the purpose of leasing the Premises, and that no broker's or real estate or other similar commissions or fees are or shall be due in respect of the transaction contemplated by this Lease. Landlord and Tenant each shall indemnify, defend and save harmless the other from and against any cost and expense, including reasonable attorney's fees, incurred by the other as a result of the untruth of any of the foregoing representations made by it.

      40. Invalidity. If any provision of this Lease shall be declared invalid or unenforceable, the remainder of this Lease shall continue in full force and effect.

      41. Counterparts. This Lease may be executed in two (2) or more counterparts, which taken together shall be deemed one (1) original.

      42. Memorandum of Lease. The parties hereto agree not to record this Lease. The parties agree to execute and to record in the appropriate local registry a Memorandum of this Lease in the form attached as EXHIBIT B.

      43. Cumulative. All rights and remedies of Landlord and Tenant herein shall be cumulative and none shall be exclusive of any other or of any rights and remedies allowed by law.

      44. Governing Law. This Lease shall be governed by, construed, and enforced in accordance with the laws of the state in which the Premises is located.

      45. Successors and Assigns, Relationship. The covenants, terms, conditions, provisions, and undertakings in this Lease shall extend to and be binding upon the permitted successors, and assigns of the respective parties hereto, and shall be construed as covenants running with the land. This Lease creates and evidences a lease between Landlord and Tenant, and not a partnership, joint venture, or other type of ownership inconsistent with a lease, and neither Landlord or Tenant shall make any representation to the contrary.

      46. Entire Agreement. This Lease, together with any exhibits attached hereto, contains the entire agreement and understanding between the parties. There are no oral understandings, terms, or conditions, and neither party has relied upon any representation, express or implied, not contained in this Lease. All prior understandings, terms, or conditions are deemed merged in this Lease. This Lease cannot be changed or supplemented orally, but may be modified or amended only by a written instrument executed by the parties. Any disputes regarding the interpretation of any portion of this Lease shall not be presumptively construed against the drafting party.


________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      24

      47. Survival. Tenant's indemnity obligations herein, including, without limitation, those set forth in PARAGRAPH 18 shall survive termination of this Lease.

      48. Estoppel Certificates. Tenant shall from time to time, within fifteen
(15) days after request by Landlord and without charge, give a Tenant Estoppel Certificate in the form attached hereto as EXHIBIT D and containing such other matters as may be reasonably requested by Landlord to any person, firm or corporation specified by Landlord. If Tenant does not return the Tenant Estoppel Certificate within such fifteen-day period, Tenant shall be deemed to have consented to the information contained therein as if Tenant had executed such Tenant Estoppel Certificate and returned it to Landlord.

      49. Time. Time is of the essence in every particular of this Lease, including, without limitation, obligations for the payment of money.

      50. Captions and Headings. The captions and headings in this Lease have been inserted herein only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of, or otherwise affect, the provisions of this Lease.

      51. Waiver of Jury Trial. TO THE EXTENT ALLOWED BY APPLICABLE LAW, TENANT AND LANDLORD HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM OR THEIR HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LANDLORD'S ACCEPTING THIS LEASE.

      52. Signage. Tenant shall have the right to install signs containing Tenant's trade name and such other identification signs on the Premises as are permitted by applicable governmental laws and regulations and approved by Landlord. Tenant shall obtain all governmental permits, licenses and approvals necessary to erect such signs, and shall maintain such signs in good condition and repair.

      53. Guaranty. At the time of Tenant's execution of this Lease, Tenant shall obtain the execution of the guaranty agreement in the form of EXHIBIT G attached hereto ("GUARANTY") by the Guarantor named therein ("GUARANTOR"). As a condition to Tenant's exercise of a Renewal Term and accompanying Tenant's notice of such exercise, Tenant shall deliver to Landlord a reaffirmation of the Guaranty executed by Guarantor.

      54. Right of First Refusal. Tenant grants Landlord a right of first refusal as follows:

            (a) If Tenant receives a bona fide offer to purchase the Business located on the Premises, including none, some or all of the improvements, fixtures, furniture, equipment, personal property and inventory not already a part of the Premises, but at the time of the Offer, used in the operation of the Business (the "OPTION PROPERTY"), which Tenant desires to accept, then Tenant

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      25
shall give Landlord written notice of and provide Landlord with a copy of the bona fide offer to purchase the Option Property containing all of the terms of the proposed sale ("Offer"). Landlord shall either accept or reject such Offer within sixty (60) days of Landlord's receipt of such Offer. If Landlord elects to purchase the Option Property, the sale will be consummated on substantially the same terms set forth in the Offer. If Landlord elects not to purchase the Option Property, or if Landlord fails to deliver notice to Tenant of its election to purchase the Option Property to Tenant within the sixty (60) days after Landlord's receipt of such Offer, then Tenant shall be free to sell the Option Property to the third party on the terms set forth in the Offer within one hundred eighty (180) days after Tenant's receipt of notice of such election by Landlord or the expiration of such sixty (60) day period, whichever is earlier. If the sale is not concluded within such time, such Offer will be deemed expired and Landlord's right of first refusal pursuant to this PARAGRAPH 54 shall be reinstated.

            (b) If Tenant receives a notice of a default or potential default by Tenant under the Franchise, then Tenant shall give Landlord written notice of and provide Landlord with a copy of such notice. Notwithstanding Landlord's other rights and remedies hereunder, Landlord may within sixty (60) days of Landlord's receipt of such notice, elect to purchase the Option Property. If Landlord elects to purchase the Option Property, the purchase price of the Option Property shall be based upon an evaluation of the net book valuation of the Option Property, subject to adjustment as may be agreed upon by the parties and such other terms and conditions as the parties may agree. If Landlord elects not to purchase the Option Property, or if Landlord fails to deliver notice to Tenant of its election to purchase the Option Property to Tenant within the sixty (60) days after Landlord's receipt of such notice, then Landlord shall continue to maintain all other rights and remedies under this Lease for such notice of default under the Franchise and Landlord's right of first refusal pursuant to this PARAGRAPH 54 shall be continue.

            (c) If Landlord elects to purchase the Offer Property or the Option Property pursuant to this PARAGRAPH 54, Landlord may assign its rights and obligations with respect to such purchase to another party and the sale will be consummated on the terms set forth above.

________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                      26

      IN WITNESS WHEREOF, the parties have hereunto executed this Lease the day and year first above written.

                                      LANDLORD:

                                      MAR MAR REALTY LIMITED PARTNERSHIP,
                                      a Delaware limited partnership      (SEAL)

                                      By:   MAR MAR REALTY TRUST,
                                            Its General Partner


                                      By:_______________________________________

                                      Its:______________________________________


                                      TENANT:

                                      By:_______________________________________

                                      Its:______________________________________


________________________________________________________________________________
Lease Agreement                                               Property Name
Tenant Name                                                   City, State
                                       27